Exhibit 99.2

# A YEAR OF GROWTH

DIGITAL REALTY TRUST

## Supplemental Operating and Financial Data

SECOND QUARTER: June 30, 2011

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income, trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	our difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2010, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 96 properties, excluding two properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 17.1 million net rentable square feet, including approximately 2.1 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America, Europe and Asia. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com                (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Jefferies	JMP Securities	Deutsche Bank	Macquarie
Andrew Rosivach	Omotayo Okusanya	William C. Marks	John Perry	Rob Stevenson
(415) 249-7941	(212) 336-7076	(415) 835-8944	(212) 250-4912	(212) 231-8068

Suzanne Kim	Jonathan Petersen	Mitch Germain	Vincent Chao	Nicolas Yulico
(415) 249-7943	(212) 336-7454	(212) 906-3546	(212) 250-6799	(212) 231-8028

Green Street	FBR	Citigroup	Baird	Bank of America
John Stewart	Sri Nagarajan	Michael Bilerman	Christopher R. Lucas	James Feldman
(949) 640-8780	(646) 885-5429	(212) 816-1685	(703) 821-5780	(646) 855-5808

Lukas Hartwich	Evan Smith	Mark Montandon	David S. Nebinski	Michelle Ko
(949) 640-8780	(646) 885-6431	(212) 816-6243	(703) 918-7854	(646) 855-1802

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	George Auerbach	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9459	(443) 224-1264

Guggenheim	Barclays Capital	Goldman Sachs	UBS	Morgan Joseph TriArtisan
Michael Bowen	Ross Smotrich	Sloan Bohlen	Ross Nussbaum	Ilya Grozovsky
(212) 381-4162	(212) 526-2306	(212) 902-2796	(212) 713-2484	212.218.3856

Brian Siu	Matthew Rand	Conor Fennerty
(212) 292-4778	(212) 526-0248	(212) 902-4227

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbol:

Common Stock:		DLR

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)

Moody’s
Issuer Rating	Baa2	(Stable Outlook)

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+	(Stable Outlook)

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust’s common stock (DLR):

	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010
High Price *	$64.25	$59.34	$62.40	$64.06	$64.17	$56.60
Low Price *	$56.34	$50.63	$47.42	$56.23	$51.77	$46.21
Closing Price, end of quarter *	$61.78	$58.14	$51.54	$61.70	$57.68	$54.20
Average daily trading volume *	962,400	1,192,245	1,665,345	1,094,573	1,254,652	975,779
Indicated dividend per common share **	$2.720	$2.720	$2.120	$2.120	$1.920	$1.920
Closing annual dividend yield, end of quarter	4.4%	4.7%	4.1%	3.4%	3.3%	3.5%
Closing shares and units outstanding, end of quarter ***	103,789,573	97,555,237	96,622,670	94,895,869	92,586,978	83,638,744
Closing market value of shares and units outstanding (thousands), end of quarter	$6,412,120	$5,671,861	$4,979,932	$5,855,075	$5,340,417	$4,533,220

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of June 30, 2011, the total number of shares and units includes 98,754,727 shares of common stock, 3,430,814 common units held by third parties and 1,604,032 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Ownership Structure

As of June 30, 2011

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	98,754,727	95.1%
Cambay Tele.com, LLC (3)	3,430,814	3.3%
Directors, Executive Officers and Others	1,604,032	1.6%

Total	103,789,573	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 98,754,727 shares of common stock, 3,430,814 common units held by third parties and 1,604,032 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	30-Jun-11		31-Mar-11		31-Dec-10		30-Sep-10		30-Jun-10		31-Mar-10

Shares and Units at End of Quarter

Common shares outstanding	98,754,727		92,078,429		91,159,221		89,419,253		87,049,946		78,176,655
Common units outstanding	5,034,846		5,476,808		5,463,449		5,476,616		5,537,032		5,462,089

Total shares and operating partnership units	103,789,573		97,555,237		96,622,670		94,895,869		92,586,978		83,638,744

Enterprise Value

Market value of common equity (1)	$6,412,120		$5,671,861		$4,979,932		$5,855,075		$5,340,417		$4,533,220
Liquidation value of preferred equity	369,715		508,619		519,681		582,931		686,611		686,637
Total debt at balance sheet carrying value	3,067,577		3,055,429		2,806,954		2,721,599		2,124,710		2,168,209

Total enterprise value	$9,849,412		$9,235,909		$8,306,567		$9,159,605		$8,151,738		$7,388,066

Total debt/Total enterprise value	31.1%		33.1%		33.8%		29.7%		26.1%		29.3%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$5,634,381		$5,455,314		$5,245,177		$4,953,540		$4,094,476		$4,003,523
Total assets	5,658,405		5,537,345		5,329,483		5,170,899		4,501,032		4,147,586
Total liabilities	3,524,591		3,498,272		3,274,820		3,122,030		2,469,143		2,499,081

Selected Operating Data

Total operating revenues	$267,881		$250,741		$238,672		$237,486		$197,464		$191,779
Total operating expenses	191,161		176,076		166,112		177,085		143,314		136,584
Interest expense	39,334		36,082		36,583		36,737		33,162		30,902
Net income	38,228		39,012		36,298		23,626		19,902		25,586
Net income available to common stockholders	31,990		30,980		24,865		9,639		9,091		14,744

Financial Ratios

EBITDA (2)	$148,768		$142,023		$138,994		$117,930		$104,188		$103,894
Adjusted EBITDA (3)	$155,006		$150,055		$150,427		$131,917		$114,999		$114,736
Cash interest expense (4)	$27,349		$45,208		$27,404		$36,851		$27,062		$22,231
Fixed charges (5)	$35,750		$55,630		$38,831		$49,621		$40,613		$35,326
Debt service coverage ratio (6)	5.7	x	3.3	x	5.5	x	3.6	x	4.2	x	5.2	x
Fixed charge coverage ratio (7)	4.3	x	2.7	x	3.9	x	2.7	x	2.8	x	3.2	x

Profitability Measures

Net income per common share - basic	$0.33		$0.34		$0.27		$0.11		$0.11		$0.19
Net income per common share - diluted	$0.33		$0.33		$0.27		$0.11		$0.11		$0.18
Funds From Operations (FFO) per diluted share and unit (8)	$1.02		$1.02		$0.98		$0.81		$0.76		$0.81
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.86		$0.90		$0.87		$0.75		$0.65		$0.67
Dividends per share and common unit	$0.68		$0.68		$0.53		$0.53		$0.48		$0.48
Diluted FFO payout ratio (10)	67.0%		66.9%		53.9%		65.4%		63.4%		59.2%
Diluted AFFO payout ratio (11)	79.1%		75.4%		60.8%		70.7%		73.3%		71.4%

Portfolio Statistics

Buildings	134		133		132		131		122		118
Properties	96		96		96		95		87		84
Net rentable square feet, excluding redevelopment space	14,967,288		14,628,267		14,584,914		14,456,127		13,270,035		13,211,992
Square feet held for redevelopment (12)	2,107,693		2,236,745		2,166,848		1,925,135		1,916,028		1,828,598
Occupancy at end of quarter (13)	93.9%		93.5%		94.6%		95.0%		95.0%		95.2%
Weighted average remaining lease term (years) (14)	6.8		6.9		6.9		6.9		7.2		7.2
Same store occupancy at end of quarter (13)(15)	94.2%		93.8%		94.9%		94.8%		94.9%		95.2%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 31. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 31. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 31. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2009.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	June 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Investments in real estate
Land	$498,522	$478,629
Acquired ground leases	6,796	6,374
Buildings and improvements	4,820,275	4,459,047
Tenant improvements	290,643	283,492

Investments in real estate	5,616,236	5,227,542
Accumulated depreciation and amortization	(781,871)	(660,700)

Net investments in properties	4,834,365	4,566,842
Investment in unconsolidated joint ventures	18,145	17,635

Net investments in real estate	4,852,510	4,584,477

Cash and cash equivalents	27,900	11,719

Accounts and other receivables, net of allowance for doubtful accounts of $1,955 and $3,250 as of June 30, 2011 and December 31, 2010, respectively	83,672	70,337
Deferred rent	218,318	190,067
Acquired above market leases, net	34,506	40,539
Acquired in place lease value and deferred leasing costs, net	322,793	334,366
Deferred financing costs, net	21,821	22,825
Restricted cash	56,928	60,062
Other assets	39,957	15,091

Total Assets	$5,658,405	$5,329,483

LIABILITIES AND EQUITY

Revolving credit facility	$341,417	$333,534
Unsecured senior notes, net of discount	1,465,587	1,066,030
Exchangeable senior debentures, net of discount	314,588	353,702
Mortgage loans	935,485	1,043,188
Other secured loans	10,500	10,500
Accounts payable and other accrued liabilities	284,284	237,631
Accrued dividends and distributions	—	51,210
Acquired below market leases, net	84,518	93,250
Security deposits and prepaid rents	88,212	85,775

Total Liabilities	3,524,591	3,274,820

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series C Cumulative Convertible Preferred Stock, 4.375%, $131,775 and $174,999 liquidation preference, respectively ($25.00 per share), 5,270,980 and 6,999,955 issued and outstanding, respectively	127,312	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $237,940 and $344,683 liquidation preference, respectively ($25.00 per share), 9,517,580 and 13,787,300 issued and outstanding, respectively	230,074	333,274

Common Stock: $0.01 par value, 145,000,000 authorized, 98,754,727 and 91,159,221 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	984	909
Additional paid-in capital	2,143,619	1,849,497
Dividends in excess of earnings	(414,668)	(348,148)
Accumulated other comprehensive income, net	(16,169)	(42,081)

Total stockholders’ equity	2,071,152	1,962,518

Noncontrolling interests:
Noncontrolling interest in operating partnership	49,630	52,436
Noncontrolling interest in consolidated joint ventures	13,032	39,709

Total noncontrolling interests	62,662	92,145

Total Equity	2,133,814	2,054,663

Total Liabilities and Equity	$5,658,405	$5,329,483

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10

Rental	$202,806	$196,795	$189,684	$184,256	$156,831	$151,306
Tenant reimbursements	51,311	51,834	46,451	52,975	39,597	39,059
Construction management	13,759	1,817	2,166	255	1,036	1,414
Other	5	295	371	—	—	—

Total operating revenues	267,881	250,741	238,672	237,486	197,464	191,779

Rental property operating and maintenance	72,337	71,723	69,732	73,866	53,935	52,595
Property taxes	13,962	13,471	4,933	14,030	12,748	12,721
Insurance	1,998	2,051	2,384	2,168	1,846	1,735
Construction management	11,199	1,737	231	290	471	647
Depreciation and amortization	76,848	73,918	76,383	70,128	59,860	57,532
General and administrative	14,077	12,405	12,225	11,878	12,574	10,519
Transactions	740	681	224	4,666	1,715	833
Other	—	90	—	59	165	2

Total operating expenses	191,161	176,076	166,112	177,085	143,314	136,584

Operating income	76,720	74,665	72,560	60,401	54,150	55,195

Equity in earnings of unconsolidated joint ventures	1,058	1,208	1,260	1,061	955	1,978
Interest and other income	380	264	224	327	34	31
Interest expense	(39,334)	(36,082)	(36,583)	(36,737)	(33,162)	(30,902)
Tax expense	(233)	(428)	(258)	(343)	(534)	(716)
Loss from early extinguishment of debt	(363)	(615)	(905)	(1,083)	(1,541)	—

Net income	38,228	39,012	36,298	23,626	19,902	25,586
Net income attributable to noncontrolling interests	(1,525)	(1,510)	(1,077)	(590)	(710)	(741)

Net income attributable to Digital Realty Trust, Inc.	36,703	37,502	35,221	23,036	19,192	24,845
Preferred stock dividends	(4,713)	(6,522)	(7,608)	(9,194)	(10,101)	(10,101)
Costs on redemption of preferred stock	—	—	(2,748)	(4,203)	—	—

Net income available to common stockholders	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744

Net income per share available to common stockholders - basic	$0.33	$0.34	$0.27	$0.11	$0.11	$0.19
Net income per share available to common stockholders - diluted	$0.33	$0.33	$0.27	$0.11	$0.11	$0.18
Weighted-average shares outstanding - basic	96,295,585	91,428,355	90,698,033	87,908,953	80,542,329	77,770,691
Weighted-average shares outstanding - diluted	97,511,811	92,600,215	92,448,830	90,136,911	83,021,817	80,612,660
Weighted-average fully diluted shares and units	102,272,613	98,117,454	97,330,548	95,042,658	88,295,639	86,075,069

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744

Adjustments:

Noncontrolling interests in operating partnership	1,582	1,652	1,336	537	560	973
Real estate related depreciation and amortization (1)	76,405	73,506	75,983	69,810	59,517	57,175
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	893	892	724	1,058	688	773

FFO available to common stockholders and unitholders	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665

FFO per share and unit:
Basic	$1.10	$1.11	$1.08	$0.87	$0.81	$0.89
Diluted (2)	$1.02	$1.02	$0.98	$0.81	$0.76	$0.81

Weighted-average shares and units outstanding - basic	101,056	96,303	95,580	93,421	86,150	83,233
Weighted-average shares and units outstanding - diluted (2)	117,845	115,730	115,618	113,235	106,386	104,142

(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$76,848	$73,918	$76,383	$70,128	$59,860	$57,532
Non-real estate depreciation	(443)	(412)	(400)	(318)	(343)	(357)

	$76,405	$73,506	$75,983	$69,810	$59,517	$57,175

(2)	At June 30, 2011, we had 5,271 series C convertible preferred shares and 9,518 series D convertible preferred shares outstanding that were convertible into 2,865 common shares and 6,419 common shares on a weighted average basis for the three months ended June 30, 2011, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,289 common shares on a weighted average basis for the three months ended June 30, 2011. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665
Add: Series C convertible preferred dividends	1,441	1,832	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	3,272	4,690	4,739	4,739	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders - diluted	$119,633	$117,602	$113,611	$91,747	$80,562	$84,371

Weighted average common stock and units outstanding	101,056	96,303	95,580	93,421	86,150	83,233
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	1,216	1,172	1,751	1,622	2,146	2,842
Add: Effect of dilutive series C convertible preferred stock	2,865	3,652	3,703	3,666	3,657	3,657
Add: Effect of dilutive series D convertible preferred stock	6,419	8,333	8,314	8,316	8,238	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,289	6,270	6,270	6,210	6,195	6,195

Weighted average common stock and units outstanding - diluted	117,845	115,730	115,618	113,235	106,386	104,142

Note: For a definition and discussion of FFO, see page 31.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of FFO to AFFO (Note):

FFO available to common stockholders and unitholders	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665

Adjustments:

Non-real estate depreciation	443	412	400	318	343	357
Amortization of deferred financing costs	2,510	2,451	2,410	2,715	2,929	2,406
Amortization of debt discount	749	998	933	781	1,082	1,025
Non-cash compensation	3,739	2,963	2,803	2,942	3,229	2,188
Loss from early extinguishment of debt	363	615	905	1,083	1,541	—
Straight line rents	(14,305)	(12,749)	(11,948)	(11,861)	(10,560)	(11,099)
Above and below market rent amortization	(1,860)	(1,814)	(1,813)	(1,800)	(2,422)	(2,283)
Capitalized leasing compensation	(2,721)	(2,443)	(1,930)	(1,760)	(2,026)	(1,887)
Recurring capital expenditures and tenant improvements	(777)	(687)	(2,667)	(735)	(178)	(2,024)
Capitalized leasing commissions	(6,486)	(3,029)	(4,797)	(2,925)	(4,866)	(3,156)
Costs on redemption of preferred stock	—	—	2,748	4,203	—	—

AFFO available to common stockholders and unitholders	$92,525	$93,747	$89,952	$74,005	$58,928	$59,192

Note: For a definition and discussion of AFFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Net income available to common stockholders	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744

Interest	39,334	36,082	36,583	36,737	33,162	30,902
Loss from early extinguishment of debt	363	615	905	1,083	1,541	—
Taxes	233	428	258	343	534	716
Depreciation and amortization	76,848	73,918	76,383	70,128	59,860	57,532

EBITDA	148,768	142,023	138,994	117,930	104,188	103,894

Noncontrolling interests	1,525	1,510	1,077	590	710	741
Preferred stock dividends	4,713	6,522	7,608	9,194	10,101	10,101
Costs on redemption of preferred stock	—	—	2,748	4,203	—	—

Adjusted EBITDA	$155,006	$150,055	$150,427	$131,917	$114,999	$114,736

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 31.

Financial Ratios

(unaudited and in thousands)

	30-Jun-11		31-Mar-11		31-Dec-10		30-Sep-10		30-Jun-10		31-Mar-10
Total GAAP interest expense	$39,334		$36,082		$36,583		$36,737		$33,162		$30,902
Capitalized interest	4,222		4,666		3,100		2,723		2,511		1,907
Change in accrued interest and other non-cash amounts	(16,207)		4,460		(12,279)		(2,609)		(8,611)		(10,578)

Cash interest expense (a)	27,349		45,208		27,404		36,851		27,062		22,231
Scheduled debt principal payments and preferred dividends	8,401		10,422		11,427		12,770		13,551		13,095

Total fixed charges (b)	$35,750		$55,630		$38,831		$49,621		$40,613		$35,326

Debt service coverage ratio based on GAAP interest expense (c)	3.9	x	4.2	x	4.1	x	3.6	x	3.5	x	3.7	x
Debt service coverage ratio based on cash interest expense (c)	5.7	x	3.3	x	5.5	x	3.6	x	4.2	x	5.2	x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.2	x	3.2	x	3.1	x	2.7	x	2.5	x	2.6	x
Fixed charge coverage ratio based on cash interest expense (d)	4.3	x	2.7	x	3.9	x	2.7	x	2.8	x	3.2	x
Debt to total enterprise value including debt and preferred equity (e)	31.1%		33.1%		33.8%		29.7%		26.1%		29.3%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	34.9%		38.6%		40.0%		36.1%		34.5%		38.6%
Pretax income to interest expense (g)	2.0	x	2.1	x	2.0	x	1.6	x	1.6	x	1.8	x
Net Debt to Adjusted EBITDA (h)	4.9	x	5.0	x	4.6	x	5.0	x	3.9	x	4.6	x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Operating Revenues:

Rental	$157,650	$153,169	$151,863	$148,832	$143,666	$142,035
Tenant reimbursements - Utilities	22,608	22,050	20,614	23,879	19,410	18,145
Tenant reimbursements - Other	15,540	16,369	13,312	16,477	16,463	17,694
Construction management	—	—	—	—	—	—
Other	—	295	371	—	—	—

Total operating revenues	195,798	191,883	186,160	189,188	179,539	177,874

Operating Expenses:

Rental property operating and maintenance - Utilities	27,353	27,860	25,290	30,487	24,417	24,876
Rental property operating and maintenance - Other	23,506	23,666	25,203	24,624	23,250	23,271
Property taxes	11,090	10,978	5,253	11,628	11,071	11,464
Insurance	1,579	1,543	1,581	1,777	1,743	1,662
Construction management	—	—	—	—	—	—
Depreciation and amortization	60,692	58,668	61,342	56,308	55,419	54,348
General and administrative (2)	14,077	12,405	12,225	11,878	12,574	10,519
Transactions	—	—	—	—	—	—
Other	—	90	—	59	165	2

Total operating expenses	138,297	135,210	130,894	136,761	128,639	126,142

Operating income	57,501	56,673	55,266	52,427	50,900	51,732

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,105	1,249	1,270	1,177	955	1,978
Interest and other income	368	255	213	297	34	31
Interest expense (3)	(39,176)	(35,914)	(36,392)	(36,647)	(33,162)	(30,902)
Tax expense	(205)	(417)	(258)	(347)	(530)	(716)
Loss from early extinguishment of debt	(363)	(615)	(905)	(1,083)	(1,541)	—

Net income	$19,230	$21,231	$19,194	$15,824	$16,656	$22,123

New properties (1)
Operating Revenues:

Rental	$45,156	$43,626	$37,821	$35,424	$13,165	$9,271
Tenant reimbursements - Utilities	10,756	10,866	10,667	12,344	2,410	2,872
Tenant reimbursements - Other	2,407	2,549	1,858	275	1,314	348
Construction management	13,759	1,817	2,166	255	1,036	1,414
Other	5	—	—	—	—	—

Total operating revenues	72,083	58,858	52,512	48,298	17,925	13,905

Operating Expenses:

Rental property operating and maintenance - Utilities	13,296	11,305	10,776	12,045	3,540	3,787
Rental property operating and maintenance - Other	8,182	8,892	8,463	6,710	2,728	661
Property taxes	2,872	2,493	(320)	2,402	1,677	1,257
Insurance	419	508	803	391	103	73
Construction management	11,199	1,737	231	290	471	647
Depreciation and amortization	16,156	15,250	15,041	13,820	4,441	3,184
General and administrative (2)	—	—	—	—	—	—
Transactions	740	681	224	4,666	1,715	833
Other	—	—	—	—	—	—

Total operating expenses	52,864	40,866	35,218	40,324	14,675	10,442

Operating income	19,219	17,992	17,294	7,974	3,250	3,463

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(47)	(41)	(10)	(116)	—	—
Interest and other income	12	9	11	30	—	—
Interest expense (3)	(158)	(168)	(191)	(90)	—	—
Tax expense	(28)	(11)	—	4	(4)	—
Loss from early extinguishment of debt	—	—	—	—	—	—

Net Income	$18,998	$17,781	$17,104	$7,802	$3,246	$3,463

(1)	Same store properties are properties that were acquired on or before December 31, 2009 and new properties are properties acquired after December 31, 2009.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-11	31-Mar-11	Percentage Change	30-Jun-10	Percentage Change

Rental (2)	$157,650	$153,169	2.9%	$143,666	9.7%
Tenant reimbursements - Utilities	22,608	22,050	2.5%	19,410	16.5%
Tenant reimbursements - Other	15,540	16,369	(5.1%)	16,463	(5.6%)

	195,798	191,588	2.2%	179,539	9.1%

Rental property operating and maintenance - Utilities	27,353	27,860	(1.8%)	24,417	12.0%
Rental property operating and maintenance - Other	23,506	23,666	(0.7%)	23,250	1.1%
Property taxes	11,090	10,978	1.0%	11,071	0.2%
Insurance	1,579	1,543	2.3%	1,743	(9.4%)

	63,528	64,047	(0.8%)	60,481	5.0%

Net Operating Income (3)	$132,270	$127,541	3.7%	$119,058	11.1%

Same store occupancy at end of quarter (4)	94.2%	93.8%		94.9%

(1)	Same store properties were acquired on or before December 31, 2009.
(2)	For the periods presented, same store straight-line rent was $11,828, $10,655, and $9,579, respectively, and non-cash purchase accounting adjustments were $1,892, $1,860, and $1,931, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 31.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of June 30, 2011		% of Debt	Interest Rate as of June 30, 2011	Interest Rate as of June 30, 2011 including caps and swaps
Revolving Credit Facility
Revolving credit facility	August 31, 2012	(1)	341,417		11.1%	1.44%

			$341,417		11.1%

Unsecured senior notes:
Prudential Shelf Facility:
Series A	July 24, 2011		25,000		0.8%	7.00%
Series B	November 5, 2013		33,000		1.1%	9.32%
Series C	January 6, 2016		25,000		0.8%	9.68%
Series D	January 20, 2015		50,000		1.6%	4.57%
Series E	January 20, 2017		50,000		1.6%	5.73%
Series F	February 3, 2015		17,000		0.6%	4.50%

Total Prudential Shelf Facility			$200,000		6.5%

Senior Notes:
5.875% notes due 2020	February 1, 2020		500,000		16.3%	5.88%
4.50% notes due 2015	July 15, 2015		375,000		12.2%	5.25%
5.25% notes due 2021	March 15, 2021		400,000		13.0%	4.50%
Unamortized discounts			(9,413)		-0.3%

Total senior notes			$1,265,587		41.2%

Total unsecured senior notes			$1,465,587		47.7%

Exchangeable senior debentures:
4.125% exchangeable senior debentures due 2026	August 15, 2026		48,301		1.6%	6.75%
5.50% exchangeable senior debentures due 2029	April 15, 2029		266,400		8.7%	5.50%
Unamortized discount			(113)		0.0%

Total exchangeable senior debentures			$314,588		10.3%

Mortgage loans:
6 Braham Street	April 10, 2011		—	(2)	0.0%	1.73%
3 Corporate Place	August 1, 2011		—	(2)	0.0%	6.72%
Datacenter Park – Dallas	September 15, 2011		—	(2)	0.0%	5.00%
114 Rue Ambroise Croizat	January 18, 2012		44,534		1.5%	2.90%	5.13%
Unit 9, Blanchardstown Corporate Park	January 18, 2012		38,289		1.2%	2.90%	5.35%
1350 Duane Avenue/3080 Raymond Street	October 1, 2012		52,800		1.7%	5.42%
800 Central Expressway	June 9, 2013		10,000		0.3%	5.75%
1201 Comstock Street	June 24, 2013	(1)	16,576		0.5%	3.69%
Paul van Vlissingenstraat 16	July 18, 2013		15,024		0.5%	3.15%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		10,870		0.4%	3.05%	5.57%
1500 Space Park Drive	October 5, 2013		38,921		1.3%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013		9,566		0.3%	3.05%	5.49%
Mundells Roundabout	November 30, 2013		68,747		2.2%	2.03%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014		43,506		1.4%	6.05%	7.20%
Secured Term Debt	November 11, 2014		140,186		4.6%	5.65%
Cressex 1	October 16, 2014		28,944		0.9%	5.68%
Manchester Technopark	October 16, 2014		8,805		0.3%	5.68%
200 Paul Avenue 1-4	October 7, 2016		75,325		2.5%	5.74%
600 West Seventh Street	March 15, 2016		53,443		1.7%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016		53,967		1.8%	5.95%
2334 Lundy Place	November 11, 2016		39,250		1.3%	5.96%
1100 Space Park Drive	December 11, 2016		53,954		1.8%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017		65,995		2.2%	5.93%
150 South First Street	February 6, 2017		51,832		1.7%	6.30%
731 East Trade Street	July 1, 2020		4,946		0.2%	8.22%
1125 Energy Park Drive	March 1, 2032		8,983		0.3%	7.62%
Unamortized net premiums			1,022		0.0%

			$935,485		30.6%

Other secured loans:
800 Central Expressway Mezzanine	June 9, 2013		10,500		0.3%	9.50%	9.50%

Total other secured loans:			$10,500		0.3%

Total Consolidated Debt			$3,067,577		100.0%

Weighted average cost of debt (including interest rate caps and swaps)							5.13%

(1)	Assumes all extensions will be exercised.
(2)	Mortgage loans were paid in full during the three months ended June 30, 2011.

Credit Facility

(in thousands)

	Maximum Available as of June 30, 2011	Available as of June 30, 2011 (1)	Drawn as of June 30, 2011
Revolving Credit Facility	$750,000	$378,000	$341,417

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed
1	Bank of America, N.A. / Merrill Lynch Capital Corporation	$130,000
2	Credit Suisse, Cayman Islands Branch	90,000
3	Citicorp North America, Inc.	85,000
4	Morgan Stanley Bank, National Association	75,000
5	Deutsche Bank	70,000
6	The Royal Bank of Scotland PLC	70,000
7	Royal Bank of Canada, New York Branch	65,000
8	Raymond James Bank, FSB	50,000
9	UBS Loan Finance LLC	25,000
10	JPMorgan Chase	25,000
11	Allied Irish Banks, p.l.c.	15,000
12	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000
13	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000
14	Comerica Bank	10,000
15	First Commercial Bank New York Agency	10,000
	Total Commitments - Revolving Credit Facility	$750,000

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Debt Maturities

(unaudited, in thousands)

		Remainder of 2011	2012	2013	2014	2015	Thereafter	Total
Revolving Credit Facility	(1)	$—	$341,417	$—	$—	$—	$—	$341,417
Unsecured senior notes		25,000	—	33,000	—	67,000	75,000	200,000
Secured Term Debt	(2)	1,358	2,836	3,026	132,966	—	—	140,186
200 Paul Avenue 1-4		867	1,812	1,932	2,048	68,666	—	75,325
Mundells Roundabout		—	—	68,747	—	—	—	68,747
2045 & 2055 LaFayette Street		444	941	999	1,061	1,126	61,424	65,995
34551 Ardenwood Boulevard 1-4		340	711	765	812	862	50,477	53,967
1100 Space Park Drive		344	720	774	821	872	50,423	53,954
600 West Seventh Street		735	1,535	1,625	1,723	1,825	46,000	53,443
1350 Duane Avenue/3080 Raymond Street		—	52,800	—	—	—	—	52,800
150 South First Street		323	679	733	781	832	48,484	51,832
114 Rue Ambroise Croizat		357	44,177	—	—	—	—	44,534
Clonshaugh Industrial Estate II		—	—	—	43,506	—	—	43,506
1500 Space Park Drive		1,046	2,192	35,683	—	—	—	38,921
2334 Lundy Place		247	517	556	590	627	36,713	39,250
Unit 9, Blanchardstown Corporate Park		307	37,982	—	—	—	—	38,289
Cressex 1		246	492	492	27,714	—	—	28,944
1201 Comstock Street	(1)	413	867	15,296	—	—	—	16,576
Paul van Vlissingenstraat 16		122	244	14,658	—	—	—	15,024
800 Central Expressway Mezzanine		—	—	10,500	—	—	—	10,500
Chemin de l’Epinglier 2		88	176	10,606	—	—	—	10,870
800 Central Expressway		—	—	10,000	—	—	—	10,000
Gyroscoopweg 2E-2F		77	154	9,335	—	—	—	9,566
1125 Energy Park Drive		78	165	179	194	210	8,157	8,983
Manchester Technopark		75	150	150	8,430	—	—	8,805
731 East Trade Street		140	297	323	350	416	3,420	4,946
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
4.50% notes due 2015		—	—	—	—	375,000	—	375,000
5.25% notes due 2021		—	—	—	—	—	400,000	400,000
5.50% exchangeable senior debentures due 2029	(3)	—	—	—	266,400	—	—	266,400
4.125% exchangeable senior debentures due 2026	(4)	48,301	—	—	—	—	—	48,301

Total		$80,908	$490,864	$219,379	$487,396	$517,436	$1,280,098	$3,076,081

Weighted Average Term to Initial Maturity	(3)(4)	4.8 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)(4)	4.9 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(4)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.

Note: Total excludes $1,022 of loan premiums, net and ($7,600), ($934), and ($879) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, and 5.25% unsecured senior notes due 2021, respectively, and ($113) on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of June 30, 2011
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021			Revolving Credit Facility (2)
	Required	Actual		Required	Actual
Total Outstanding Debt / Total Assets (3)	Less than 60%	41%		Less than 65%(4)	40%
Secured Debt / Total Assets (5)	Less than 40%	13%		Less than 60%	13%
Total Unencumbered Assets / Unsecured Debt	Greater than 150%	272%			N/A
Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.4	x		N/A
Fixed Charge Coverage		N/A		Greater than 1.40x	2.7	x
Unsecured Debt / Total Unencumbered Asset Value (7)		N/A		Less than 70%	46%
Unencumbered Assets Debt Service Coverage Ratio		N/A		Greater than 1.50x	3.5	x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the indenture dated July 8, 2010, which governs the 4.50% Notes due 2015, the Indenture dated March 8, 2011 which governs the 5.25% Notes due 2021; and the Revolving Credit Facility Agreement, as amended, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	Under the Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.25% for all other Assets.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Revolving Credit Facility.
(6)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Portfolio Summary

As of June 30, 2011

	6/30/2011	3/31/2011

Number of Properties:
Domestic	80	80
International	16	16

	96 (1)	96 (1)

Number of Buildings:
Domestic	114	113
International	20	20

	134	133

Number of Markets:
Domestic	20	20
International	8	8

	28	28

Net Rentable Square Feet:
Domestic	13,611,613	13,282,702
International	1,355,675	1,345,565

	14,967,288	14,628,267

Redevelopment Square Feet:
Domestic	1,633,210	1,752,152
International	474,483	484,593

	2,107,693	2,236,745
Portfolio Occupancy (2)	93.9%	93.5%
Same Store Pool Occupancy (2)	94.2%	93.8%
Average Original Lease Term (years)	13.6	13.6
Average Remaining Lease Term (years)	6.8	6.9
Lease Expirations (through 2012)	7.9%	8.3%

(1)	Excludes two properties held as investments in unconsolidated joint ventures and developable land.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Properties Acquired

For the three months ended June 30, 2011

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied
Loudoun Parkway North (1)	Northern Virginia	April 15, 2011	$17.3	—	—	—

(1)	Represents vacant land which is not included in our operating property count.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Occupancy Analysis

As of June 30, 2011

(Dollar amounts in thousands)

							Occupancy (2)						Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property		Acquisition date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 06/30/11	As of 03/31/11	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10

NORTH AMERICA

Silicon Valley
1350 Duane & 3080 Raymond		Oct-09	Corporate Datacenters	185,000	—	9,972	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.2%	1.4%
3011 Lafayette Street		Jan-07	Corporate Datacenters	90,780	—	9,948	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	1.3
1525 Comstock Street		Sep-09	Corporate Datacenters	42,385	—	8,821	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.2
1500 Space Park Drive		Sep-07	Corporate Datacenters	51,615	—	8,790	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.2
1100 Space Park Drive		Nov-04	Internet Gateway Datacenters	165,297	—	8,107	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	1.1
2045 & 2055 LaFayette Street		May-04	Corporate Datacenters	300,000	—	6,840	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	0.9
150 South First Street		Sep-04	Corporate Datacenters	179,761	—	6,646	98.3%	98.3%	98.3%	98.3%	98.3%	100.0%	1.2	0.9
1725 Comstock Street		Apr-10	Corporate Datacenters	39,643	—	6,534	100.0%	66.7%	38.6%	0.0%	0.0%	0.0%	0.3	0.9
2334 Lundy Place		Dec-02	Corporate Datacenters	130,752	—	4,928	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.7
1201 Comstock Street		Jun-08	Corporate Datacenters	24,000	—	4,464	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.6
2401 Walsh Street		Jun-05	Corporate Datacenters	167,932	—	3,614	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.5
2950 Zanker Road		Aug-10	Corporate Datacenters	69,700	—	2,884	100.0%	100.0%	100.0%	100.0%	N/A	N/A	0.5	0.4
3105 & 3115 Alfred Street		May-10	Corporate Datacenters	25,941	23,917	2,400	100.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.2	0.3
2403 Walsh Street		Jun-05	Corporate Datacenters	103,940	—	2,237	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
4700 Old Ironsides Drive		Jun-05	Corporate Datacenters	90,139	—	1,940	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
4650 Old Ironsides Drive		Jun-05	Corporate Datacenters	84,383	—	1,816	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
444 Toyama Drive		Sep-09	Corporate Datacenters	42,083	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
800 Central Expressway		Aug-10	Corporate Datacenters	—	150,000	—	0.0%	0.0%	0.0%	0.0%	N/A	N/A	0.0	0.0

				1,793,351	173,917	91,718	99.8%						12.1%	12.4%
Northern Virginia
43881 Devon Shafron Drive		Mar-07	Corporate Datacenters	180,000	—	18,646	100.0%	98.5%	98.5%	98.5%	98.5%	98.5%	1.2%	2.5%
43915 Devin Shafron Drive		May-09	Corporate Datacenters	129,033	3,247	15,072	100.0%	100.0%	100.0%	75.6%	49.6%	100.0%	0.9	2.0
43791 Devon Shafron Drive		Mar-07	Corporate Datacenters	132,806	2,194	10,346	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.4
4030 Lafayette Center Drive		Jul-10	Corporate Datacenters	72,696	—	5,791	100.0%	100.0%	100.0%	100.0%	N/A	N/A	0.5	0.8
45901 & 45845 Nokes Blvd		Dec-09	Corporate Datacenters	167,160	—	4,416	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.6
44470 Chilum Place		Feb-07	Corporate Datacenters	95,440	—	4,206	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.6
43790 Devin Shafron Drive - E		May-09	Corporate Datacenters	152,138	—	3,043	100.0%	N/A	N/A		N/A	N/A	1.0	0.4
21110 Ridgetop Circle		Jan-07	Corporate Datacenters	135,513	—	2,822	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.4
21561 & 21571 Beaumeade Cir		Dec-09	Corporate Datacenters	164,453	—	2,763	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.4
4050 Lafayette Center Drive		Jul-10	Corporate Datacenters	42,374	—	2,203	34.2%	34.2%	0.0%	0.0%	N/A	N/A	0.3	0.3
1807 Michael Faraday Court		Oct-06	Corporate Datacenters	19,237	—	1,796	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court		Nov-08	Corporate Datacenters	109,650	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
251 Exchange Place		Nov-05	Corporate Datacenters	70,982	—	1,593	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
43831 Devon Shafron Drive		Mar-07	Corporate Datacenters	117,071	—	1,504	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.2
8100 Boone Boulevard	(3)	Oct-06	Corporate Datacenters	17,015	—	901	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1
43830 Devin Shafron Drive - F		May-09	Corporate Datacenters	49,759	63,491	565	9.1%	27.0%	N/A	N/A	N/A	N/A	0.3	0.1
4040 Lafayette Center Drive		Jul-10	Corporate Datacenters	—	30,333	—	0.0%	100.0%	100.0%	100.0%	N/A	N/A	0.0	0.0

				1,655,327	99,265	77,444	95.6%	97.1%					11.0%	10.4%
San Francisco
200 Paul Avenue 1-4		Nov-04	Internet Gateway Datacenters	509,158	18,522	27,370	99.4%	96.3%	96.6%	96.3%	99.7%	99.7%	3.4%	3.7%
365 Main Street		Jul-10	Internet Gateway Datacenters	226,981	—	26,328	84.4%	84.8%	84.9%	86.1%	N/A	N/A	1.5	3.6
720 Second Street		Jul-10	Corporate Datacenters	121,220	—	18,007	95.8%	97.3%	97.3%	97.5%	N/A	N/A	0.8	2.4

				857,359	18,522	71,705	94.9%	93.3%					5.7%	9.7%
Chicago
350 East Cermak Road		May-05	Internet Gateway Datacenters	1,129,226	4,513	63,630	96.9%	96.4%	96.8%	96.3%	94.3%	94.1%	7.4%	8.6%
600-780 S. Federal		Sep-05	Internet Gateway Datacenters	161,547	—	6,526	64.6%	64.6%	64.6%	65.8%	68.7%	66.3%	1.1	0.9

				1,290,773	4,513	70,156	92.8%	92.4%					8.5%	9.5%
New York
3 Corporate Place		Dec-05	Corporate Datacenters	276,931	—	16,354	96.1%	96.1%	96.1%	96.1%	96.1%	95.9%	1.9%	2.2%
300 Boulevard East		Nov-02	Corporate Datacenters	346,819	22,962	14,813	89.9%	100.0%	100.0%	100.0%	100.0%	100.0%	2.3	2.0
111 Eighth Avenue	(3)	Mar-07	Internet Gateway Datacenters	116,843	—	13,304	95.3%	95.3%	100.0%	100.0%	95.6%	95.6%	0.8	1.8
60 & 80 Merritt Boulevard		Jan-10	Corporate Datacenters	169,540	—	12,311	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	1.7
365 S. Randolphville Road		Feb-08	Corporate Datacenters	172,044	92,748	12,629	88.6%	79.4%	74.5%	74.5%	62.1%	34.6%	1.1	1.7
650 Randolph Road		Jun-08	Corporate Datacenters	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				1,082,177	243,500	69,411	93.5%	96.3%					7.2%	9.4%

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Occupancy Analysis

As of June 30, 2011

(Dollar amounts in thousands)

						Occupancy (2)						Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 06/30/11	As of 03/31/11	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10

Dallas
2323 Bryan Street	Jan-02	Internet Gateway Datacenters	457,217	19,890	15,175	75.0%	73.8%	74.2%	74.5%	75.1%	75.1%	3.1	2.1
2440 Marsh Lane	Jan-03	Corporate Datacenters	135,250	—	14,687	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9%	2.0%
1232 Alma Road	Sep-09	Corporate Datacenters	105,726	—	10,928	99.0%	67.7%	81.1%	100.0%	77.3%	100.0%	0.7	1.5
4025 Midway Road	Jan-06	Corporate Datacenters	90,058	10,532	8,752	100.0%	100.0%	100.0%	100.0%	99.8%	99.8%	0.6	1.2
11830 Webb Chapel Road	Aug-04	Corporate Datacenters	365,647	—	6,749	88.4%	88.4%	96.6%	96.6%	96.6%	96.6%	2.4	0.9
4849 Alpha Road	Apr-04	Corporate Datacenters	105,233	20,305	5,128	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.7
14901 FAA Boulevard	Jun-06	Corporate Datacenters	263,700	—	4,938	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	0.7
900 Dorothy Drive	Aug-10	Corporate Datacenters	56,176	—	1,520	100.0%	100.0%	100.0%	100.0%	N/A	N/A	0.4	0.2
900 Quality Way	Sep-09	Corporate Datacenters	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1400 N Bowser Way	Sep-09	Corporate Datacenters	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway	Sep-09	Corporate Datacenters	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
904 Quality Way	Sep-09	Corporate Datacenters	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
905 Quality Way	Sep-09	Corporate Datacenters	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,579,007	726,827	67,877	90.0%	87.4%					10.6%	9.3%
Phoenix
2121 South Price Road	Jul-10	Corporate Datacenters	293,479	—	33,703	96.5%	96.5%	97.8%	97.3%	N/A	N/A	2.0%	4.6%
120 E. Van Buren Street	Jul-06	Internet Gateway Datacenters	287,514	—	20,587	89.1%	85.9%	97.3%	97.5%	97.5%	97.5%	1.9	2.8
2055 East Technology Circle	Oct-06	Corporate Datacenters	76,350	—	8,001	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.1

			657,343	—	62,291	93.7%	92.3%					4.4%	8.5%
Boston
128 First Avenue CDO	Jan-10	Corporate Datacenters	274,750	—	22,192	99.6%	99.6%	99.6%	99.6%	95.7%	95.7%	1.8%	3.0%
55 Middlesex Turnpike	Jan-10	Corporate Datacenters	106,000	—	11,568	89.7%	89.7%	87.9%	87.9%	87.9%	87.9%	0.7	1.6
100 & 200 Quannapowitt Parkway	Jun-04	Corporate Datacenters	286,550	100,406	4,726	88.9%	70.0%	100.0%	94.9%	94.9%	94.9%	1.9	0.6
115 Second Avenue	Oct-05	Corporate Datacenters	66,730	—	3,540	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.5
600 Winter Street	Sep-06	Corporate Datacenters	30,400	—	826	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			764,430	100,406	42,852	94.3%	87.5%					5.0%	5.8%
Los Angeles
600 West Seventh Street	May-04	Internet Gateway Datacenters	484,972	4,750	18,904	95.5%	95.3%	95.8%	95.8%	94.7%	95.2%	3.2%	2.6%
2260 East El Segundo Boulevard	Jul-10	Corporate Datacenters	132,240	—	11,024	100.0%	100.0%	100.0%	100.0%	N/A	N/A	0.9	1.5
200 North Nash Street	Jun-05	Corporate Datacenters	113,606	—	2,445	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.3
3015 Winona Avenue	Dec-04	Corporate Datacenters	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
3300 East Birch Street	Aug-03	Corporate Datacenters	68,807	—	1,502	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2

			882,536	4,750	35,515	97.6%	97.4%					6.0%	4.8%
Philadelphia
833 Chestnut Street	Mar-05	Corporate Datacenters	588,770	65,988	11,834	85.0%	84.1%	85.5%	85.7%	85.7%	86.0%	3.9%	1.6%

			588,770	65,988	11,834	85.0%	84.1%					3.9%	1.6%
Atlanta
375 Riverside Parkway	Jun-03	Corporate Datacenters	250,191	—	7,298	99.2%	100.0%	100.0%	100.0%	100.0%	100.0%	1.7%	1.0%
101 Aquila Way	Apr-06	Corporate Datacenters	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	2.1	0.2

			563,772	—	8,709	99.7%	100.0%					3.8%	1.2%
St. Louis
900 Walnut Street	Aug-07	Internet Gateway Datacenters	112,266	—	4,304	99.9%	99.9%	98.5%	90.6%	97.3%	97.3%	0.8%	0.6%
210 N Tucker Boulevard	Aug-07	Corporate Datacenters	156,958	44,630	2,609	78.8%	75.8%	80.0%	82.0%	79.4%	78.4%	1.0	0.4

			269,224	44,630	6,913	87.6%	86.0%					1.8%	1.0%
Miami
36 NE 2nd Street	Jan-02	Internet Gateway Datacenters	162,140	—	4,860	95.9%	95.9%	95.9%	95.9%	95.9%	95.9%	1.1%	0.7%
2300 NW 89th Place	Sep-06	Corporate Datacenters	64,174	—	635	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.1

			226,314	—	5,495	97.0%	97.0%					1.5%	0.8%
Houston
12001 North Freeway	Apr-06	Corporate Datacenters	224,775	75,930	3,563	78.9%	91.9%	75.4%	75.4%	75.4%	75.4%	1.5%	0.5%

			224,775	75,930	3,563	78.9%	91.9%					1.5%	0.5%
Charlotte
125 North Myers	Aug-05	Internet Gateway Datacenters	25,402	—	1,315	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
731 East Trade Street	Aug-05	Internet Gateway Datacenters	40,879	—	1,273	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
113 North Myers	Aug-05	Internet Gateway Datacenters	29,218	—	902	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			95,499	—	3,490	100.0%	100.0%					0.7%	0.5%
Denver
8534 Concord Center Drive	Jun-05	Corporate Datacenters	85,660	—	3,463	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.5%

			85,660	—	3,463	100.0%	100.0%					0.6%	0.5%
Toronto, Canada
6800 Millcreek Drive	Apr-06	Corporate Datacenters	83,758	—	1,623	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.2%

			83,758	—	1,623	100.0%	100.0%					0.6%	0.2%
Minneapolis/St. Paul
1125 Energy Park Drive	Mar-05	Corporate Datacenters	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8%	0.2%

			112,827	—	1,437	100.0%	100.0%					0.8%	0.2%
Austin
7620 Metro Center Drive	Dec-05	Corporate Datacenters	45,000	—	605	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.1%
7500 Metro Center Drive	Dec-05	Corporate Datacenters	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			45,000	74,962	605	100.0%	100.0%					0.3%	0.1%
Sacramento
3065 Gold Camp Drive	Oct-04	Corporate Datacenters	62,957	—	280	21.1%	21.1%	21.1%	21.1%	100.0%	100.0%	0.4%	0.0%

			62,957	—	280	21.1%	21.1%					0.4%	0.0%

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Occupancy Analysis

As of June 30, 2011

(Dollar amounts in thousands)

							Occupancy (2)						Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Acquisition date	Property Type	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 06/30/11	As of 03/31/11	As of 12/31/10	As of 9/30/10	As of 6/30/10	As of 3/31/10

EUROPE

London, England
3 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	72,253		24,131	10,817	69.9%	80.0%	46.9%	79.5%	100.0%	100.0%	0.5%	1.5%
Mundells Roundabout	Apr-07	Corporate Datacenters	113,464		—	7,716	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.0
Cressex 1	Dec-07	Corporate Datacenters	50,847		—	7,132	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.0
6 Braham Street	Jul-02	Internet Gateway Datacenters	63,233		—	4,712	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.6
1 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	20,219		—	274	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
2 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	—		30,612	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			320,016		54,743	30,651	93.2%	96.0%					2.1%	4.1%
Dublin, Ireland
Unit 9, Blanchardstown Corporate Park	Dec-06	Corporate Datacenters	120,000		—	11,072	99.1%	92.2%	99.0%	99.0%	99.1%	98.8%	0.8%	1.5%
Clonshaugh Industrial Estate II	Feb-06	Corporate Datacenters	124,500		—	9,418	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.3
Clonshaugh Industrial Estate	Feb-06	Corporate Datacenters	20,000		—	1,615	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2

			264,500		—	22,105	99.6%	96.4%					1.7%	3.0%
Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway Datacenters	332,300		19,846	19,572	91.6%	91.6%	91.9%	91.9%	90.5%	90.5%	2.2%	2.7%

			332,300		19,846	19,572	91.6%	91.6%					2.2%	2.7%
Amsterdam, Netherlands
Naritaweg 52	Dec-07	Corporate Datacenters	63,260		—	2,813	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.4%
Paul van Vlissingenstraat 16	Aug-05	Corporate Datacenters	77,472		35,000	2,424	58.8%	58.8%	58.8%	58.8%	58.8%	58.8%	0.5	0.3
Gyroscoopweg 2E-2F	Jul-06	Corporate Datacenters	55,585		—	1,301	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
Cateringweg 5	Jun-10	Corporate Datacenters	—		55,972	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			196,317		90,972	6,538	83.7%	83.7%					1.3%	0.9%
Manchester, England
Manchester Technopark, Plot C1	Jun-08	Corporate Datacenters	38,016		—	2,038	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.3%

			38,016		—	2,038	100.0%	100.0%					0.3%	0.3%
Geneva, Switzerland
Chemin de l’Epinglier 2	Nov-05	Corporate Datacenters	59,190		—	1,784	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%

			59,190		—	1,784	100.0%	100.0%					0.4%	0.2%

ASIA PACIFIC

Singapore
29A International Business Park	Nov-10	Corporate Datacenters	61,578		308,922	1,748	16.8%	16.8%	16.8%	N/A	N/A	N/A	0.4%	0.2%

			61,578		308,922	1,748	16.8%	16.8%					0.4%	0.2%

NON-DATACENTER PROPERTIES

34551 Ardenwood Boulevard 1-4	Jan-03	Technology Manufacturing	307,657		—	6,814	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	2.1%	0.9%
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	183,050		—	4,025	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.5
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.4
1 Savvis Parkway	Aug-07	Technology Office	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.4
908 Quality Way	Sep-09	Technology Office	14,400		—	24	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0

			774,512		—	16,359	100.0%	100.0%					5.2%	2.2%

Portfolio Total/Weighted Average			14,967,288	(4)	2,107,693	737,176	93.9%	93.5%	94.6%	95.0%	95.0%	95.2%	100.0%	100.0%

(1)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 133,800 rentable square feet from two leasehold interest acquisitions.
(4)	Net rentable square feet excludes square footage at two joint ventures: 2001 Sixth Avenue in Seattle, WA (400,369 rentable square feet) which was 96.0% occupied and 700 -750 Central Expressway in Santa Clara, CA (306,144 rentable square feet) which was 100% occupied as of June 30, 2011.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Major Tenants

As of June 30, 2011

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	Savvis Communications	20	2,075,737	13.9%	$56,715	7.7%	107
2	Equinix Operating Company, Inc.	8	725,558	4.8%	$30,767	4.2%	80
3	Facebook, Inc.	4	231,648	1.5%	$30,070	4.1%	86
4	TelX Group, Inc.	11	254,314	1.7%	$26,369	3.6%	177
5	Morgan Stanley	5	176,721	1.2%	$26,140	3.5%	39
6	Qwest Communications International, Inc.	16	620,533	4.1%	$21,136	2.9%	65
7	NTT Communications Company	5	309,759	2.1%	$19,116	2.6%	47
8	AT & T	18	610,384	4.1%	$17,992	2.4%	88
9	Softlayer Technoloies, Inc.	4	189,702	1.3%	$13,603	1.8%	117
10	Amazon	6	448,895	3.0%	$13,141	1.8%	116
11	Level 3 Communications, LLC	26	303,583	2.0%	$12,056	1.6%	104
12	Pfizer, Inc.	1	87,049	0.6%	$11,201	1.5%	78
13	TATA Communications (UK)	2	105,366	0.7%	$10,381	1.4%	78
14	Yahoo! Inc.	2	110,847	0.7%	$10,094	1.4%	76
15	Sprint Communications Co., LP	6	173,319	1.2%	$9,422	1.3%	39
16	eircom Limited	1	124,500	0.8%	$9,418	1.3%	98
17	BT Americas, Inc.	3	67,685	0.5%	$9,418	1.3%	71
18	JPMorgan Chase & Co.	2	117,953	0.8%	$9,274	1.3%	131
19	Microsoft Corporation	3	320,528	2.1%	$9,018	1.2%	52
20	T-Systems North America, Inc.	2	77,610	0.5%	$8,377	1.1%	33

	Total/Weighted Average		7,131,691	47.6%	$353,708	48.0%	91

(1)	Occupied square footage is defined as leases that have commenced on or before June 30, 2011. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2011 multiplied by 12.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Lease Expirations and Lease Distribution

Lease Expirations

As of June 30, 2011

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		909,605	6.1%	—	0.00%
2011	205	771,004	5.2%	27,098	3.68%	$35.15	37.64	29,024
2012	230	408,944	2.7%	38,232	5.19%	$93.49	95.11	38,895
2013	245	1,015,349	6.8%	71,889	9.75%	$70.80	74.77	75,918
2014	192	1,315,240	8.8%	87,962	11.93%	$66.88	72.34	95,151
2015	127	1,999,767	13.4%	84,320	11.44%	$42.16	46.31	92,605
2016	122	1,287,052	8.6%	63,577	8.62%	$49.40	55.47	71,399
2017	55	920,999	6.2%	38,183	5.18%	$41.46	47.15	43,426
2018	76	1,040,053	6.9%	51,473	6.98%	$49.49	59.17	61,537
2019	77	1,612,244	10.8%	97,375	13.21%	$60.40	73.19	118,004
2020	76	902,632	6.0%	55,645	7.55%	$61.65	78.10	70,492
Thereafter	180	2,784,399	18.5%	121,422	16.47%	$43.61	65.76	183,093

Portfolio Total / Weighted Average	1,585	14,967,288	100.0%	$737,176	100.0%	$52.44	$62.57	$879,544

Lease Distribution

As of June 30, 2011

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			909,605	6.1%	—	0.0%
2,500 or less	1,023	64.6%	465,164	3.1%	53,672	7.3%
2,501 - 10,000	275	17.4%	1,554,192	10.4%	133,745	18.2%
10,001 - 20,000	124	7.8%	2,026,781	13.5%	159,368	21.6%
20,001 - 40,000	80	5.0%	2,325,093	15.5%	144,600	19.6%
40,001 - 100,000	56	3.5%	3,691,779	24.7%	142,386	19.3%
Greater than 100,000	27	1.7%	3,994,674	26.7%	103,405	14.0%

Portfolio Total	1,585	100.0%	14,967,288	100.0%	$737,176	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Lease Expirations - By Product Type

As of June 30, 2011

(Dollar amounts in thousands)

TURN-KEY DATACENTER

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		287,058	1.9%	—	0.0%
2011	108	88,375	0.6%	$17,368	2.4%	$196.53	$196.53	$17,368
2012	143	201,077	1.3%	$32,754	4.4%	$162.89	$165.86	$33,350
2013	149	414,996	2.8%	$56,352	7.6%	$135.79	$144.45	$59,946
2014	90	367,314	2.5%	$55,269	7.5%	$150.47	$162.44	$59,668
2015	34	205,177	1.4%	$25,202	3.4%	$122.83	$134.31	$27,557
2016	47	276,766	1.8%	$32,590	4.4%	$117.75	$133.02	$36,816
2017	15	173,677	1.2%	$17,900	2.4%	$103.06	$116.45	$20,225
2018	31	249,175	1.7%	$27,939	3.8%	$112.13	$137.94	$34,371
2019	27	403,818	2.7%	$57,216	7.8%	$141.69	$173.48	$70,054
2020	25	248,358	1.7%	$33,423	4.5%	$134.58	$173.63	$43,123
Thereafter	67	572,381	3.8%	$53,757	7.4%	$93.92	$156.17	$89,388

Portfolio Total / Weighted Average	736	3,488,172	23.4%	$409,770	55.6%	$128.01	$153.65	$491,866

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		352,275	2.4%	—	0.0%
2011	42	470,447	3.1%	$4,850	0.7%	$10.31	$14.40	$6,776
2012	36	69,807	0.5%	$3,343	0.5%	$47.89	$48.63	$3,395
2013	46	287,009	1.9%	$9,731	1.3%	$33.90	$34.70	$9,960
2014	50	677,508	4.5%	$28,284	3.8%	$41.75	$45.51	$30,831
2015	53	1,656,095	11.1%	$55,608	7.5%	$33.58	$37.02	$61,312
2016	42	815,903	5.5%	$27,849	3.8%	$34.13	$38.06	$31,056
2017	11	156,422	1.0%	$7,412	1.0%	$47.38	$56.28	$8,803
2018	11	567,986	3.8%	$18,687	2.5%	$32.90	$37.84	$21,493
2019	21	1,133,240	7.6%	$38,636	5.2%	$34.09	$40.64	$46,059
2020	28	368,045	2.5%	$15,510	2.1%	$42.14	$53.17	$19,568
Thereafter	63	1,948,256	12.9%	$63,012	8.6%	$32.34	$44.61	$86,912

Portfolio Total / Weighted Average	403	8,502,993	56.8%	$272,922	37.0%	$33.48	$40.02	$326,165

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		270,272	1.8%	—	0.0%
2011	55	212,182	1.4%	$4,880	0.7%	$23.00	$23.00	$4,880
2012	51	138,060	0.9%	$2,135	0.3%	$15.46	$15.58	$2,151
2013	50	313,344	2.1%	$5,807	0.8%	$18.53	$19.19	$6,012
2014	52	270,418	1.8%	$4,409	0.6%	$16.30	$17.20	$4,652
2015	40	138,495	0.9%	$3,511	0.5%	$25.35	$26.98	$3,736
2016	33	194,383	1.3%	$3,139	0.4%	$16.15	$18.14	$3,526
2017	29	590,900	3.9%	$12,871	1.7%	$21.78	$24.37	$14,398
2018	34	222,892	1.5%	$4,847	0.7%	$21.75	$25.45	$5,673
2019	29	75,186	0.5%	$1,523	0.2%	$20.26	$25.15	$1,891
2020	23	286,229	1.9%	$6,713	0.9%	$23.45	$27.25	$7,800
Thereafter	50	263,762	1.8%	$4,649	0.6%	$17.63	$25.76	$6,794

Portfolio Total / Weighted Average	446	2,976,123	19.8%	$54,484	7.4%	$20.14	$22.73	$61,513

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Summary of Leasing Activity

Leases Signed in the Quarter Ended June 30, 2011

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (4)	Weighted Average Lease Term

Leasing Activity (5)

Renewals Signed
Turn-Key Datacenter	11	122,855	$172.72	$186.69	8.09%	$0.80	74.3 months
Powered Base Building	3	112,687	$20.88	$23.79	13.94%	$6.00	149.3 months
Non-technical	9	166,460	$32.61	$26.26	-19.50%	$5.58	89.8 months

New Leases Signed
Turn-Key Datacenter	26	205,432	—	$193.31	—	$37.85	101.4 months
Powered Base Building	—	—	—	$0.00	—	$0.00	0.0 months
Non-technical	22	83,948	—	$19.57	—	$4.46	18.8 months

Leasing Activity Summary (5)

Excludes Short Term Leases
Turn-Key Datacenter	37	328,287	—	$190.83	—	—
Powered Base Building	3	112,687	—	$23.79	—	—
Non-technical	31	250,408	—	$24.01	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP.
(4)	TIs/Lease Commissions for Powered Base Building leases signed in the quarter excludes one TI obligation. The final TI amount will depend on actual costs incurred by the customer. When the TI is executed, fixed rent will be charged to the customer and will be incremental to the New Rates reported here.
(5)	Excludes 37 colocation leases signed for 17,625 rentable square feet at an average rate of $171.16 per square foot.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Summary of Leasing Activity

Leases Commenced in the Quarter Ended June 30, 2011

	Number of Leases (1)	Rentable Square Fee (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (4)	Weighted Average Lease Term (months)

Leasing Activity(5)

Renewals Commenced
Turn-Key Datacenter	6	62,334	$186.83	$195.06	4.41%	$1.33	120.0 months
Powered Base Building	2	103,087	$18.54	$21.26	14.67%	$6.25	157.6 months
Non-technical	9	166,460	$32.61	$26.26	-19.47%	$5.58	89.8 months

New Leases Commenced (6)
Turn-Key Datacenter	16	123,363	—	$145.81	—	$18.71	94.6 months
Powered Base Building (7)	2	224,964	—	$24.97	—	$13.05	145.6 months
Non-technical	24	97,511	—	$20.79	—	$4.19	36.9 months

Leasing Activity Summary (5)

Excludes Short Term Leases
Turn-Key Datacenter	22	185,697	—	$162.34	—	—
Powered Base Building	4	328,051	—	$23.81	—	—
Non-technical	33	263,971	—	$24.24	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP.
(4)	TIs/Lease Commissions for Powered Base Building leases commenced in the quarter excludes one TI obligation. The final TI amount will depend on actual costs incurred by the customer. When the TI is executed, fixed rent will be charged to the customer and will be incremental to the New Rates reported here.
(5)	Excludes 38 colocation leases commenced for 16,231 rentable square feet at an average rate of $165.65 per square foot.
(6)	Excludes 1 datacenter master lease commenced for 29,814 rentable square feet, which was partially encumbered by other customers, at average rates of $85.28 per square foot.
(7)	Excludes 1 Powered Base Building lease which granted an existing customer additional TI allowance at a fixed rental rate. The final TI amount will depend on actual costs incurred by the customer.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Historical Capital Expenditures

	Three Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Recurring capital expenditures (1)	$7,263,000	$3,716,000	$7,464,000	$3,660,000	$5,044,000	$5,180,000

Non-recurring capital expenditures (2)	$144,756,000	$119,971,000	$127,942,000	$81,816,000	$74,735,000	$54,743,000
Total net rentable square feet at period end excluding redevelopment space (3)	14,967,288	14,628,267	14,584,914	14,456,127	13,270,035	13,211,992

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	These expenditures are primarily for development and redevelopment projects. In addition, these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g. electrical and mechanical upgrades including battery replacement, building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Construction Activity Report

As of June 30, 2011

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Redevelopment Inventory Under Construction	Development Inventory Under Construction	Redevelopment Inventory Pre- Construction	Total Construction In Progress	Space Held for Future Redevelopment	Total Inventory	Percentage Leased (1)
Austin	—	—	—	—	74,962	74,962	0.0%
Boston	—	—	—	—	100,406	100,406	0.0%
Chicago	—	—	—	—	4,513	4,513	0.0%
Dallas	20,305	—	112,253	132,558	594,269	726,827	2.8%
Houston	17,384	—	—	17,384	58,546	75,930	70.6%
Los Angeles	4,750	3,082	—	7,832	—	7,832	0.0%
New York	—	—	—	—	243,500	243,500	0.0%
Northern VA	—	153,000	—	153,000	99,265	252,265	60.7%
Philadelphia	—	—	—	—	65,988	65,988	5.3%
Phoenix	—	226,143	—	226,143	—	226,143	0.0%
San Francisco	—	—	—	—	18,522	18,522	0.0%
Silicon Valley	173,917	—	—	173,917	—	173,917	10.3%
St. Louis	4,591	—	21,961	26,552	18,078	44,630	0.0%
Amsterdam, Netherlands	90,972	—	—	90,972	—	90,972	100.0%
Paris, France	—	—	—	—	19,846	19,846	0.0%
London, England	54,743	—	—	54,743	—	54,743	55.9%
Singapore	60,929	—	—	60,929	247,993	308,922	26.0%

Grand Total	427,591	382,225	134,214	944,030	1,545,888	2,489,918

Total US Markets	220,947	382,225	134,214	737,386	1,278,049	2,015,435
Total Intl Markets	206,644	—	—	206,644	267,839	474,483

Percentage Leased(1)	50.6%	40.0%	0.0%	39.1%	5.2%	18.1%

Construction in Progress by Product Type

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key Datacenter®	245,147	66,159	60,929	372,235	36.7%
Powered Base Building®	492,239	23,584	—	515,823	34.2%
Build-to-Suit	—	55,972	—	55,972	100.0%

Total Construction in Progress by Product Type	737,386	145,715	60,929	944,030	39.1%

Redevelopment Activity

	US	Europe	Asia/Pacific	Total	% Leased (1)
Redevelopment Space as of March 31, 2011	1,752,152	175,671	308,922	2,236,745
Acquired Redevelopment Space and New Construction Space	245,052	—	—	245,052
Converted Redevelopment Space:
Turn-Key Datacenter®	(98,080)	—	—	(98,080)	50.7%
Powered Base Building®	(265,826)	(10,110)	—	(275,936)	91.2%
Build to Suit	—	—	—	—
Remeasurement Adjustments	(88)			(88)

Redevelopment Space as of June 30, 2011	1,633,210	165,561	308,922	2,107,693

(1)	Represents leases signed.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended June 30, 2011

(Dollar amounts in thousands except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost- to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Datacenter Under Construction as of June 30, 2011 (2)		372,235	$88,836	$145,850	$234,686	$630
Build-to-Suit Under Construction as of June 30, 2011 (2)		55,972	38,502	4,021	42,523	$760
Powered Base Building Under Construction as of June 30, 2011 (2)		515,823	11,944	45,341	57,285	$111
Base Building Improvements to Current in Progress Space Under Construction	—		11,263	16,842	28,105	—
Base Building Improvements to Support Future Development (3)	994,001		14,518	85,557	100,075	$101
Base Building Improvements to Operating Portfolio (3)	1,405,198		14,305	37,347	51,652	$37
Equipment Pool (4)			20,243	—	20,243	—

TOTAL	2,399,199	944,030	$199,611	$334,958	$534,569

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e. interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects.
(3)	Square footage represents square feet that will benefit from these base building improvements.
(4)	Pool account; not job specific.

DIGITAL REALTY TRUST, INC.

Second Quarter 2011

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3. Other REITs may not calculate Run-rate NOI in the same manner we do and, accordingly, our Run-rate NOI may not be comparable to such other REITs’ Run-rate NOI. Accordingly, Run-rate NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.